UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2014 (November 19, 2013)

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets.
During the year ended December 31, 2013, Associated Estates Realty Corporation (the “Company”) acquired the following three properties as components of a portfolio acquisition.
The Apartments at Blakeney: A 295-unit apartment community located in Charlotte, North Carolina, was acquired on October 10, 2013. This property was purchased from NR Blakeney Property Owner, LLC for a purchase price of approximately $53.2 million which was funded by an assumption of a mortgage loan on the property in the amount of $28.0 million and borrowings on the Company's unsecured revolving credit facility.
St. Mary's Square: A 134-unit apartment community located in Raleigh, North Carolina, was acquired on November 18, 2013. This property was purchased from NR St. Mary's Square, LLC for a purchase price of approximately $27.3 million which was funded primarily from borrowings on the Company's unsecured revolving credit facility. St. Mary's Square leasing commenced June 1, 2013 and construction was completed on September 26, 2013. Because such leasing history covers less than nine months of activity, audited financial statements are not required.
Lofts at Weston Lakeside: A 215-unit apartment community located in Cary, North Carolina, was acquired on November 19, 2013. This property was purchased from Lofts at Weston SPE, LLC for a purchase price of approximately $38.3 million which was funded primarily from borrowings on the Company's unsecured revolving credit facility. Lofts at Weston Lakeside leasing commenced April 13, 2013 and construction was completed on October 18, 2013. Because such leasing history covers less than nine months of activity, audited financial statements are not required.
The aggregate purchase price of these properties exceeded 10% of the Company's total assets as of December 31, 2012. None of the properties was acquired from a related party of the Company.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

The accompanying statement of revenues and certain operating expenses was compiled by management and is the responsibility of management. PricewaterhouseCoopers LLP has neither examined, compiled nor performed any procedures with respect to the accompanying unaudited financial information for the Properties known as St. Mary's Square and Lofts at Weston Lakeside (the "Properties").  The Properties' development was completed in 2013 and the leasing history covers less than nine months of activity. The PricewaterhouseCoopers LLP report included in this document refers exclusively to the Apartments at Blakeney historical statement of revenues and certain operating expenses. It does not extend to the financial information for the Properties known as St. Mary's Square and Lofts at Weston Lakeside and should not be read to do so.

The accompanying statement of revenues and certain operating expenses was compiled by management and is the responsibility of management.

The Apartments at Blakeney:

Independent Auditor's Report.

Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2012.

Unaudited Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2013.

Notes to Statements of Revenues and Certain Operating Expenses.

St. Mary's Square:

Unaudited Statement of Revenues and Certain Operating Expenses.

Unaudited Notes to Statement of Revenues and Certain Operating Expenses.

Lofts at Weston Lakeside:

Unaudited Statement of Revenues and Certain Operating Expenses.

Unaudited Notes to Statement of Revenues and Certain Operating Expenses.

(b)	Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013.

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers LLP.

Independent Auditor's Report

To the Board of Directors and Shareholders
of Associated Estates Realty Corporation:

We have audited the accompanying statement of revenues and certain operating expenses of The Apartments at Blakeney (the "Property") for the year ended December 31, 2012.

Management's Responsibility for the Statement of Revenues and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and certain operating expenses that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Property's preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain operating expenses of the Property presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the statement of revenues and certain operating expenses of the Property for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
Cleveland, OH

January 28, 2014

THE APARTMENTS AT BLAKENEY

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

	(Unaudited)
	Nine Months Ended	Year Ended
	September 30, 2013	December 31, 2012

Revenue
Property revenue	$3,385	$4,257

Certain operating expenses
Property operating and maintenance	769	1,003
Real estate taxes and insurance	342	428
Total certain operating expenses	1,111	1,431

Revenue in excess of certain operating expenses	$2,274	$2,826

See accompanying Notes to Statements of Revenues and Certain Operating Expenses.

THE APARTMENTS AT BLAKENEY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.    BASIS OF PRESENTATION
On October 10, 2013, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, The Apartments at Blakeney ("Blakeney"), a 295-unit (unaudited) apartment community located in Charlotte, North Carolina. Blakeney was purchased from NR Blakeney Property Owner, LLC, an unrelated third party.
The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees and other corporate expenses are not included in the statements of revenues and certain operating expenses because they are not directly related to the proposed future operations of Blakeney. Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of Blakeney. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2012, or the nine months ended September 30, 2013, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenues and certain operating expenses for the nine months ended September 30, 2013, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rental revenue from residential leases, which may include periods of free rent, are recognized on a straight-line basis. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statements of revenues and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating Blakeney and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of Blakeney.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which are not included in these statements of revenues and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance” in the statements of revenues and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation, nor to management's knowledge is any material litigation currently threatened against Blakeney, other than routine litigation claims and administrative proceedings arising in the ordinary course of business.

3.    SUBSEQUENT EVENTS
Management has evaluated all events and transactions that occurred after December 31, 2012 through January 28, 2014, the date which the statements were available to be issued, and noted no items requiring adjustment of the statements or additional disclosure.

ST. MARY'S SQUARE

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)
(UNAUDITED)

June 1, 2013 -
September 30, 2013

Revenue
Property revenue	$299

Certain operating expenses
Property operating and maintenance	136
Real estate taxes and insurance	32
Total certain operating expenses	168

Revenue in excess of certain operating expenses	$131

See accompanying Notes to the Statement of Revenues and Certain Operating Expenses.

ST. MARY'S SQUARE

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(UNAUDITED)

1.    BASIS OF PRESENTATION
On November 18, 2013, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, St. Mary's Square ("St. Mary's"), a 134-unit apartment community located in Raleigh, North Carolina. St. Mary's was purchased from NR St. Mary's Square, LLC, an unrelated third party.
The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees and other corporate expenses are not included in the statement of revenues and certain operating expenses because they are not directly related to the proposed future operations of St. Mary's. The development of St. Mary's was completed on September 26, 2013 and leasing commenced June 1, 2013, hence such leasing history covers less than nine months of activity. Therefore, the amounts reported in the accompanying statement may not be comparable to the results of operations reported for the future operations of St. Mary's. Except as noted above, the Company is not aware of any material factors during June 1, 2013 through September 30, 2013, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenues and certain operating expenses for the period June 1, 2013 through September 30, 2013, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rental revenue from residential leases, which may include periods of free rent, are recognized on a straight-line basis. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statement of revenues and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating St. Mary's and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of St. Mary's.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which are not included in this statement of revenues and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance” in the statement of revenues and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation, nor to management's knowledge is any material litigation currently threatened against St. Mary's, other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

3.    SUBSEQUENT EVENTS
Management has evaluated all events and transactions that occurred after September 30, 2013 through January 28, 2014, the date which the statement was available to be issued, and noted no items requiring adjustment of the statement or additional disclosure.

LOFTS AT WESTON LAKESIDE

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)
(UNAUDITED)

April 13, 2013 -
September 30, 2013

Revenue
Property revenue	$415

Certain operating expenses
Property operating and maintenance	202
Real estate taxes and insurance	50
Total certain operating expenses	252

Revenue in excess of certain operating expenses	$163

See accompanying Notes to Statement of Revenues and Certain Operating Expenses.

LOFTS AT WESTON LAKESIDE

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(UNAUDITED)

1.    BASIS OF PRESENTATION
On November 19, 2013, Associated Estates Realty Corporation (the "Company") acquired through a wholly owned subsidiary, Lofts at Weston Lakeside ("Lofts"), a 215-unit apartment community located in Cary, North Carolina. Lofts was purchased from Lofts at Weston SPE, LLC, an unrelated third party.
The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees and other corporate expenses are not included in the statement of revenues and certain operating expenses because they are not directly related to the proposed future operations of Lofts. The development of Lofts was completed on October 18, 2013 and leasing commenced April 13, 2013, hence such leasing history covers less than nine months of activity. Therefore, the amounts reported in the accompanying statement may not be comparable to the results of operations reported for the future operations of Lofts. Except as noted above, the Company is not aware of any material factors during April 13, 2013 through September 30, 2013, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenues and certain operating expenses for the period April 13, 2013 through September 30, 2013, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rental revenue from residential leases, which may include periods of free rent, are recognized on a straight-line basis. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statement of revenues and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating Lofts and consist primarily of payroll, utilities, repairs and maintenance, advertising and other operating expenses that are expected to continue in the proposed future operations of Lofts.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which is not included in this statement of revenues and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance” in the statement of revenues and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation, nor to management's knowledge is any material litigation currently threatened against Lofts, other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.
3.    SUBSEQUENT EVENTS
Management has evaluated all events and transactions that occurred after September 30, 2013 through January 28, 2014, the date which the statement was available to be issued, and noted no items requiring adjustment of the statement or additional disclosure.

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)

The following unaudited Pro Forma Consolidated Balance Sheet of Associated Estates Realty Corporation (the "Company") is presented as if The Apartments at Blakeney, St. Mary’s Square and Lofts at Weston Lakeside had been acquired on September 30, 2013.  This Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial condition would have been had the acquisitions been consummated on September 30, 2013, nor does it purport to represent the future financial position of the Company.
The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 of the Company is presented as if The Apartments at Blakeney, St. Mary’s Square and Lofts at Weston Lakeside had been acquired on January 1, 2012. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2012, nor does it purport to represent the future results of operations of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013 of the Company is presented as if The Apartments at Blakeney, St. Mary's Square and Lofts at Weston Lakeside had been acquired on January 1, 2012. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2012, nor does it purport to represent the future results of operations of the Company.
This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form10-K for the year ended December 31, 2012 and the Company's Quarterly report on Form 10-Q for the nine months ended September 30, 2013.

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2013
(UNAUDITED)

		The
		Apartments		Lofts at
	Historical	at	St. Mary's	Weston	Pro Forma
(in thousands, except per share amounts)	Amounts (A)	Blakeney (B)	Square (C)	Lakeside (D)	Amounts
ASSETS
Real estate assets
Land	$289,340	$5,430	$3,065	$4,112	$301,947
Buildings and improvements	1,280,578	46,013	23,481	33,105	1,383,177
Furniture and fixtures	38,144	1,037	457	664	40,302
Construction in progress	40,051	—	—	—	40,051
Gross real estate	1,648,113	52,480	27,003	37,881	1,765,477
Less: accumulated depreciation	(385,283)	—	—	—	(385,283)
Net real estate owned	1,262,830	52,480	27,003	37,881	1,380,194
Investment in unconsolidated entities	8,909	—	—	—	8,909
Total net real estate	1,271,739	52,480	27,003	37,881	1,389,103
Cash and cash equivalents	5,325	(54)	(44)	(40)	5,187
Restricted cash	6,358	—	—	—	6,358
Accounts and notes receivable, net
Rents	1,158	—	—	—	1,158
Other	950	—	—	—	950
Other assets, net	39,307	(350)	(428)	(481)	38,048
Total assets	$1,324,837	$52,076	$26,531	$37,360	$1,440,804
LIABILITES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$373,299	$28,000	$—	$—	$401,299
Unsecured notes	150,000	—	—	—	150,000
Unsecured revolving credit facility	177,000	23,743	26,504	37,292	264,539
Unsecured term loan	150,000	—	—	—	150,000
Total debt	850,299	51,743	26,504	37,292	965,838
Accounts payable, accrued expenses and other liabilities	42,591	307	40	63	43,001
Dividends payable	10,659	—	—	—	10,659
Resident security deposits	4,016	52	31	45	4,144
Accrued interest	3,519	28	—	—	3,547
Total liabilities	911,084	52,130	26,575	37,400	1,027,189
Noncontrolling redeemable interest	1,734	—	—	—	1,734
Shareholders' equity
Common shares, without par value, $.10 stated value;
91,000,000 authorized, 50,454,527 issued and 50,454,098 outstanding at September 30, 2013	5,045	—	—	—	5,045
Paid-in capital	638,054	—	—	—	638,054
Accumulated distributions in excess of accumulated net income	(230,177)	(54)	(44)	(40)	(230,315)
Accumulated other comprehensive loss	(1,247)	—	—	—	(1,247)
Less: Treasury shares, at cost, 429 at September 30,2013	(6)	—	—	—	(6)
Total shareholders' equity attributable to AERC	411,669	(54)	(44)	(40)	411,531
Noncontrolling interest	350	—	—	—	350
Total equity	412,019	(54)	(44)	(40)	411,881
Total liabilities and equity	$1,324,837	$52,076	$26,531	$37,360	$1,440,804

See Notes to Pro Forma Consolidated Balance Sheet.

A.    Represents the unaudited historical consolidated balance sheet of the Company as of September 30, 2013, as contained in the consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.
B.    Represents the pro forma adjustments to reflect the acquisition of The Apartments at Blakeney as if the acquisition had occurred on September 30, 2013.
The sources of funding for the acquisition were as follows:

(In thousands)

Borrowings on revolving credit facility	$23,743
Earnest money (Other assets)	1,050
Assumption of mortgage (1)	28,000
Total consideration	$52,793
(1)     The principal balance outstanding at the time of assumption was $28,000, which approximates fair value.  The loan carries an interest rate of 4.15% and matures on 12/31/2021.
The preliminary allocation of the purchase price was as follows:

(In thousands)

Land	$5,430
Buildings and improvements	46,013
Furniture and fixtures	1,037
Existing leases, tenant relationships and intangible assets (Other assets)	700
Accounts payable, accrued expenses and other liabilities	(307)
Resident security deposits	(52)
Accrued interest	(28)
Total	$52,793
The following are direct, incremental costs related to the specific acquisition:

(In thousands)

Cash and cash equivalents	$(54)
Accumulated distributions in excess of accumulated net income	54
Total	$—
C.    Represents the pro forma adjustments to reflect the acquisition of St. Mary's Square as if the acquisition had occurred on September 30, 2013.
The sources of funding for the acquisition were as follows:

(In thousands)

Borrowings on revolving credit facility	$26,504
Earnest money (Other assets)	750
Total consideration	$27,254

The preliminary allocation of the purchase price was as follows:

(In thousands)

Land	$3,065
Buildings and improvements	23,481
Furniture and fixtures	457
Existing leases, tenant relationships and intangible assets (Other assets)	322
Accounts payable, accrued expenses and other liabilities	(40)
Resident security deposits	(31)
Total	$27,254
The following are direct, incremental costs related to the specific acquisition:

(In thousands)

Cash and cash equivalents	$(44)
Accumulated distributions in excess of accumulated net income	44
Total	$—
D.    Represents the pro forma adjustments to reflect the acquisition of Lofts at Weston Lakeside as if the acquisition had occurred on September 30, 2013.
The sources of funding for the acquisition were as follows:

(In thousands)

Borrowings on revolving credit facility	$37,292
Earnest money (Other assets)	900
Total consideration	$38,192
The preliminary allocation of the purchase price was as follows:

(In thousands)

Land	$4,112
Buildings and improvements	33,105
Furniture and fixtures	664
Existing leases, tenant relationships and intangible assets (Other assets)	419
Accounts payable, accrued expenses and other liabilities	$(63)
Resident security deposits	$(45)
Total	$38,192
The following are direct, incremental costs related to the specific acquisition:

(In thousands)

Cash and cash equivalents	$(40)
Accumulated distributions in excess of accumulated net income	40
Total	$—

ASSOCIATED ESTATES REALTY CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)

			Recasted	The
		2013	for	Apartments		Lofts at
	Historical	Discontinued	Discontinued	at	St. Mary's	Weston	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (A)	Operations (B)	Operations (C)	Blakeney (D)	Square (E)	Lakeside (F)	Adjustments		Amounts
Revenue
Property revenue	$173,822	(16,315)	157,507	$4,257	$—	$—	$—		$161,764
Office revenue	1,046	—	1,046	—	—	—	—		1,046
Total revenue	174,868	(16,315)	158,553	4,257	—	—	—		162,810

Expenses
Property operating and maintenance	68,231	(7,603)	60,628	1,431	—	—	—		62,059
Depreciation and amortization	54,306	(4,368)	49,938	—	—	—	2,850	(G)	52,788
Construction and other services	176	—	176	—	—	—	—		176
General and administrative	16,995	—	16,995	—	—	—	—		16,995
Development costs	864	—	864	—	—	—	—		864
Costs associated with acquisitions	798	—	798	—	—	—	—		798
Total expenses	141,370	(11,971)	129,399	1,431	—	—	2,850		133,680
Operating income	33,498	(4,344)	29,154	2,826	—	—	(2,850)		29,130
Interest expense	(30,838)	1,565	(29,273)	—	—	—	(2,464)	(I)	(31,737)
Income (loss) from continuing operations	2,660	(2,779)	(119)	2,826	—	—	(5,314)		(2,607)

Net income applicable to common
shares
Earnings per common share - basic:
Income (loss) from continuing operations
applicable to common shares	$0.06		$—						$(0.06)

Earnings per common share - diluted :
Income (loss) from continuing operations
applicable to common shares	$0.06		$—						$(0.06)

Weighted average shares outstanding - basic	46,063		46,063						46,063
Weighted average shares outstanding - diluted	46,553		46,063						46,063

ASSOCIATED ESTATES REALTY CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2013
(UNAUDITED)

			Recasted	The
		2013	for	Apartments		Lofts at
	Historical	Discontinued	Discontinued	at	St. Mary's	Weston	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (J)	Operations (K)	Operations (L)	Blakeney (M)	Square (N)	Lakeside (O)	Adjustments		Amounts
Revenue
Property revenue	$135,136	(3,728)	131,408	$3,385	$299	$415	$—		$135,507
Office revenue	1,000	—	1,000	—	—	—	—		1,000
Total revenue	136,136	(3,728)	132,408	3,385	299	415	—		136,507

Expenses
Property operating and maintenance	51,798	(1,605)	50,193	1,111	168	252	—		51,724
Depreciation and amortization	42,841	(882)	41,959	—	—	—	2,344	(G)	44,303
General and administrative	14,302	—	14,302	—	—	—	—		14,302
Development costs	662	—	662	—	—	—	—		662
Costs associated with acquisitions	457	—	457				(138)	(H)	319
Total expenses	110,060	(2,487)	107,573	1,111	168	252	2,206		111,310
Operating income	26,076	(1,241)	24,835	2,274	131	163	(2,206)		25,197
Interest expense	(22,449)	—	(22,449)	—	—	—	(1,846)	(I)	(24,295)
Income (loss) from continuing operations	3,627	(1,241)	2,386	2,274	131	163	(4,052)		902

Net income applicable to common
shares
Earnings per common share - basic:
Income (loss) from continuing operations
applicable to common shares	$0.07		$0.05						$0.02

Earnings per common share - diluted :
Income (loss) from continuing operations
applicable to common shares	$0.07		$0.05						$0.02

Weighted average shares outstanding-basic	49,816		49,816						49,816
Weighted average shares outstanding-diluted	50,376		50,376						50,376

ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.
Represents historical income from continuing operations included in the consolidated income statement of the Company for the year ended December 31, 2012, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

B.
Represents the dispositions of Idlewylde Apartments and Bradford at Easton through the nine months ended September 30, 2013, as well as the dispositions of properties St. Andrews at Little Turtle and Courtney Chase on November 14, 2013 and December 18, 2013, respectively.

C.	Represents the recasting of numbers for the year ended December 31, 2012 to reflect the dispositions in 2013.

D.	Represents the historical revenue and certain expenses of The Apartments at Blakeney for the year ended December 31, 2012.

E.	Represents the historical revenue and certain expenses of St. Mary's Square for the year ended December 31, 2012.

F.	Represents the historical revenue and certain expenses of Lofts at Weston Lakeside for the year ended December 31, 2012.

G.	Represents depreciation and amortization based on the preliminary purchase price allocations which are attributable as follows:

The Apartments at Blakeney

			Year Ended	Nine Months
	Estimated		December 31,	Ended
(Dollars in thousands)	useful life		2012	September 30, 2013
Buildings and improvements	27.7 years	(1)	$1,943	$1,457
Furniture and fixtures	5 years	(1)	207	155
Intangible assets	1 year		700	—
Total			$2,850	1,612
(1)    Represents weighted average useful life.

St. Mary's Square

			Year Ended
	Estimated		December 31,	June 1, 2013 -
(Dollars in thousands)	useful life		2012	September 30, 2013
Buildings and improvements	28.6 years	(1)	$—	$221	(2)
Furniture and fixtures	5 years	(1)	—	21	(2)
Intangible assets	1 year		—	73	(2)
Total			$—	$315

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization commenced when the units were placed in-service.

ASSOCIATED ESTATES REALTY CORPORATION

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - (Continued)
(UNAUDITED)

Lofts at Weston Lakeside

			Year Ended
	Estimated		December 31,	April 13, 2013 -
(Dollars in thousands)	useful life		2012	September 30, 2013
Buildings and improvements	27.7 years	(1)	$—	$303	(2)
Furniture and fixtures	5 years	(1)	—	27	(2)
Intangible assets	1 year		—	87	(2)
Total			$—	$417

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization commenced when the units were placed in-service.

H.
Represents the direct, incremental costs related to properties acquired during 2013 that have been included in the historical consolidated income statement of the Company for the nine months ended September 30, 2013. Such costs are excluded from the pro forma because they are non-recurring charges related to the transaction.

I.
Represents interest expense on borrowings of $63.8 million on the Company's unsecured revolving credit facility used to acquire St. Mary's Square and Loft's at Weston Lakeside as if they had been acquired on January 1, 2012. Interest expense also includes borrowings of $23.7 million on the Company's unsecured revolving credit facility and an assumed mortgage loan of $28.0 million used to acquire The Apartments at Blakeney, as if it had been acquired on January 1, 2012. The borrowings on the unsecured revolving credit facility accrue interest at a variable rate based on the date of acquisition as follows: (1) St. Mary's Square - 1.47%; (2) Lofts at Weston Lakeside - 1.47%; and (3) The Apartments at Blakeney - 1.47%. Additionally, a fixed rate of 4.15% was used for borrowings on the mortgage loan assumed in connection with The Apartments at Blakeney acquisition. A variance in interest rate of 1/8% on the revolving credit facility would have an impact of $109,000 on income (loss) from continuing operations for the year ended December 31, 2012, and an impact of $82,000 on net income (loss) applicable to common shares for the nine months ended September 30, 2013.

J.
Represents historical income from continuing operations included in the consolidated income statement of the Company for nine months ended September 30, 2013, as filed in the Company's Quarterly Form 10-Q for the nine months ended September 30, 2013.

K.	Represents the dispositions of St. Andrews at Little Turtle and Courtney Chase on November 14, 2013 and December 18, 2013, respectively.

L.	Represents the recasting of numbers for the nine months ended September 30, 2013 to reflect the dispositions in 2013.

M.	Represents the historical revenue and certain expenses of The Apartments at Blakeney from January 1, 2013 through September 30, 2013.

N.	Represents the historical revenue and certain expenses of St. Mary's Square from June 1, 2013, the date that leasing activities commenced, through September 30, 2013.

O.	Represents the historical revenue and certain expenses of Lofts at Weston Lakeside from April 13, 2013, the date that leasing commenced, through September 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

January 28, 2014	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President
Chief Financial Officer and Treasurer